Significant and Subsequent Events, and Pending Acquisitions	6 Months Ended
Apr. 30, 2021
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Significant and Subsequent Events, and Pending Acquisitions

NOTE 22:  SIGNIFICANT AND SUBSEQUENT EVENTS, AND PENDING ACQUISITIONS

Acquisition of Wells Fargo’s Canadian Direct Equipment Finance Business

On May 1, 2021, the Bank acquired the Canadian Direct Equipment Finance business of Wells Fargo & Company (“Wells Fargo”) which had a net book value of approximately $1.4 billion, for consideration of approximately $1.5 billion. The acquisition is accounted for as a business combination under the purchase method. On finalization of the purchase price allocation, the excess of accounting consideration over the fair value of the identifiable net assets acquired will be allocated to goodwill. The results of the acquired business will be consolidated from the acquisition date and will be included in the Canadian Retail segment.

Announced Acquisition of Headlands Tech Global Markets, LLC

On March 23, 2021, the Bank and Headlands Tech Holdings, LLC announced a definitive agreement for the Bank to acquire Headlands Tech Global Markets, LLC, a Chicago-based quantitative fixed income trading company. The transaction is expected to close in the second half of calendar 2021, subject to receipt of regulatory approvals and satisfaction of other customary closing conditions. The results of the acquired business will be consolidated from the acquisition date and will be included in the Wholesale Banking segment.